                                                                     EXHIBIT 24
                             WELLS FARGO & COMPANY

                               Power of Attorney
                          of Director and/or Officer

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware Company, does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $10,000,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                    /s/ Leslie S. Biller
                                    _____________________________________
                                    Leslie S. Biller

                                                                     EXHIBIT 24
                             WELLS FARGO & COMPANY

                               Power of Attorney
                          of Director and/or Officer

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware Company, does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $10,000,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                    /s/ J.A. Blanchard III
                                    _____________________________________
                                    J.A. Blanchard III

                                                                     EXHIBIT 24
                             WELLS FARGO & COMPANY

                               Power of Attorney
                          of Director and/or Officer

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware Company, does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $10,000,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                    /s/ Michael R. Bowlin
                                    _____________________________________
                                    Michael R. Bowlin

                                                                     EXHIBIT 24
                             WELLS FARGO & COMPANY

                               Power of Attorney
                          of Director and/or Officer

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware Company, does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $10,000,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                    /s/ Edward M. Carson
                                    _____________________________________
                                    Edward M. Carson

                                                                     EXHIBIT 24
                             WELLS FARGO & COMPANY

                               Power of Attorney
                          of Director and/or Officer

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware Company, does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $10,000,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                    /s/ David A. Christensen
                                    _____________________________________
                                    David A. Christensen

                                                                     EXHIBIT 24
                             WELLS FARGO & COMPANY

                               Power of Attorney
                          of Director and/or Officer

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware Company, does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $10,000,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                    /s/ William S. Davila
                                    _____________________________________
                                    William S. Davila

                                                                     EXHIBIT 24
                             WELLS FARGO & COMPANY

                               Power of Attorney
                          of Director and/or Officer

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware Company, does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $10,000,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                    /s/ Susan E. Engel
                                    _____________________________________
                                    Susan E. Engel

                                                                     EXHIBIT 24
                             WELLS FARGO & COMPANY

                               Power of Attorney
                          of Director and/or Officer

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware Company, does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $10,000,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                    /s/ Paul Hazen
                                    _____________________________________
                                    Paul Hazen

                                                                     EXHIBIT 24
                             WELLS FARGO & COMPANY

                               Power of Attorney
                          of Director and/or Officer

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware Company, does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $10,000,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                    /s/ William A. Hodder
                                    _____________________________________
                                    William A. Hodder

                                                                     EXHIBIT 24
                             WELLS FARGO & COMPANY

                               Power of Attorney
                          of Director and/or Officer

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware Company, does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $10,000,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                    /s/ Rodney L. Jacobs
                                    _____________________________________
                                    Rodney L. Jacobs

                                                                     EXHIBIT 24
                             WELLS FARGO & COMPANY

                               Power of Attorney
                          of Director and/or Officer

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware Company, does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $10,000,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                    /s/ Richard M. Kovacevich
                                    _____________________________________
                                    Richard M. Kovacevich

                                                                     EXHIBIT 24
                             WELLS FARGO & COMPANY

                               Power of Attorney
                          of Director and/or Officer

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware Company, does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $10,000,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                    /s/ Richard D. McCormick
                                    _____________________________________
                                    Richard D. McCormick

                                                                     EXHIBIT 24
                             WELLS FARGO & COMPANY

                               Power of Attorney
                          of Director and/or Officer

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware Company, does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $10,000,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                    /s/ Cynthia H. Milligan
                                    _____________________________________
                                    Cynthia H. Milligan

                                                                     EXHIBIT 24
                             WELLS FARGO & COMPANY

                               Power of Attorney
                          of Director and/or Officer

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware Company, does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $10,000,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                    /s/ Benjamin F. Montoya
                                    _____________________________________
                                    Benjamin F. Montoya

                                                                     EXHIBIT 24
                             WELLS FARGO & COMPANY

                               Power of Attorney
                          of Director and/or Officer

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware Company, does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $10,000,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                    /s/ Philip J. Quigley
                                    _____________________________________
                                    Philip J. Quigley

                                                                     EXHIBIT 24
                             WELLS FARGO & COMPANY

                               Power of Attorney
                          of Director and/or Officer

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware Company, does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $10,000,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                    /s/ Donald B. Rice
                                    _____________________________________
                                    Donald B. Rice

                                                                     EXHIBIT 24
                             WELLS FARGO & COMPANY

                               Power of Attorney
                          of Director and/or Officer

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware Company, does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $10,000,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                    /s/ Ian M. Rolland
                                    _____________________________________
                                    Ian M. Rolland

                                                                     EXHIBIT 24
                             WELLS FARGO & COMPANY

                               Power of Attorney
                          of Director and/or Officer

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware Company, does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $10,000,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                    /s/ Judith M. Runstad
                                    _____________________________________
                                    Judith M. Runstad

                                                                     EXHIBIT 24
                             WELLS FARGO & COMPANY

                               Power of Attorney
                          of Director and/or Officer

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware Company, does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $10,000,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                    /s/ Susan G. Swenson
                                    _____________________________________
                                    Susan G. Swenson

                                                                     EXHIBIT 24
                             WELLS FARGO & COMPANY

                               Power of Attorney
                          of Director and/or Officer

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware Company, does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $10,000,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                    /s/ Daniel M. Tellep
                                    _____________________________________
                                    Daniel M. Tellep

                                                                     EXHIBIT 24
                             WELLS FARGO & COMPANY

                               Power of Attorney
                          of Director and/or Officer

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of WELLS FARGO & COMPANY, a Delaware Company, does hereby make, constitute and appoint PAUL HAZEN, RICHARD M. KOVACEVICH, LES BILLER, RODNEY
L. JACOBS, STANLEY S. STROUP, AND LAUREL A. HOLSCHUH, and each or any of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Exchange Act of 1933, as amended, of debt and equity securities, including common stock and associated stock purchase rights of said Company, and other securities related thereto, in an aggregate amount not to exceed $10,000,000,000, proposed to be sold by said Company from time to time, and file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 27th day of April, 1999.


                                    /s/ Michael W. Wright
                                    _____________________________________
                                    Michael W. Wright